EXECUTION COPY

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT AND ASSUMPTION AGREEMENT, dated December 28, 2006, between Residential Funding Company, a Delaware limited liability company ("RFC"), and Residential Accredit Loans, Inc., a Delaware corporation (the "Company").

                                    Recitals

               A. RFC has entered into contracts ("Seller Contracts") with various seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

               B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

               C. The Company, RFC, as master servicer,  and Deutsche Bank Trust
Company Americas, as trustee (the "Trustee"), are entering into a Series Supplement, dated as of December 1, 2006 (the "Series Supplement"), and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006 (collectively, the "Pooling and Servicing Agreement"), pursuant to which the Company proposes to issue Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS18 (the "Certificates") consisting of twenty-six classes designated as Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class III-A-1, Class III-A-2, Class III-A-3, Class I-A-P, Class I-A-V, Class II-A-P, Class II-A-V, Class III-A-P, Class III-A-V, Class R-I, Class R-II, Class R-III and Class R-IV Certificates; and twelve classes designated as Class I-M-1, Class I-M-2 and Class I-M-3 (collectively, the "Class I-M Certificates"), and Class II-M-1, Class II-M-2 and Class II-M-3 (collectively, the "Class II-M Certificates"), and Class I-B-1,
Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 (collectively, the "Class B CERTIFICATES") representing beneficial ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").

               D. In  connection  with the purchase of the Mortgage  Loans,  the
Company  will  assign  to  RFC  the  Class  I-A-P   Certificates,   Class  I-A-V
Certificates, Class II-A-P Certificates, Class II-A-V Certificates, Class III-A-P Certificates, Class III-A-V Certificates and a de minimis portion of each of the Class R-I, Class R-II, Class R-III and Class R-IV Certificates.

               E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company.

               F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

               NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

               2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after December 1, 2006 (other than payments of principal and interest due on the Mortgage Loans on or before December 31, 2006). In consideration of such assignment, RFC or its designee will receive from the Company in immediately available funds an amount equal to $1,187,235,317.51, the Class I-A-P, Class I-A-V, Class II-A-P, Class II-A-V, Class III-A-P and Class III-A-V Certificates and a de minimis portion of each of the Class R-I, Class R-II, Class R-III and Class R-IV Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent.

               RFC and the Company agree that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Company, without recourse (but subject to RFC's covenants, representations and warranties specifically provided herein), of all of RFC's obligations and all of RFC's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of such Pledged Asset Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related, (i) the Credit Support Pledge Agreement, the Funding and Pledge Agreement among the Mortgagor or other Person pledging the related Pledged Assets (the "Customer"), Combined Collateral LLC and National Financial Services Corporation, and the Additional Collateral Agreement between GMAC Mortgage, LLC and the Customer (collectively, the "Assigned Contracts"), (ii) all rights, powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Company, of any obligation of RFC, or any other Person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

               The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the Company of a security interest in all of RFC's right, title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all monies due or to become due pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company, (2) any change of location of the state of formation, place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

               Notwithstanding the foregoing, (i) the Master Servicer shall retain all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which RFC grants a security interest pursuant to the immediately preceding paragraph.

               3. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Class I-A-P Certificates, the Class I-A-V Certificates, Class II-A-P Certificates, Class II-A-V Certificates, Class III-A-P Certificates, Class III-A-V Certificates and a de minimis portion of each of the Class R-I, Class R-II, Class R-III and Class R-IV Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

               4. RFC represents and warrants to the Company that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

                      (a) The information set forth in Exhibit One to the Series Supplement with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects, at the date or dates respecting which such information is furnished;

                      (b) Each Mortgage Loan is required to be covered by a standard hazard insurance policy. Except in the case of approximately 0.1% of the aggregate principal balance of the Group I Loans, each Group I Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a Primary Insurance Policy covering at least 35% of the principal balance of the Group I Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, at least 30% of the principal balance of the Group I Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and at least 12% of the balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. Except in the case of approximately 0.3% of the aggregate principal balance of the Group II Loans, each Group II Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a Primary Insurance Policy covering at least 35% of the principal balance of the Group II Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, at least 30% of the principal balance of the Group II Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and at least 12% of the balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. Each Group III Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a Primary Insurance Policy covering at least 30% of the principal balance of the Group III Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, at least 25% of the principal balance of the Group III Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 12% of the balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and at least 6% of the balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                       (c) Each Primary Insurance Policy insures the named insured and its successors and assigns, and the issuer of the Primary Insurance Policy is an insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;

                      (d) Immediately prior to the assignment of the Mortgage Loans to the Company, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation and, with respect to certain Mortgage Loans, the monthly payment due on the first Due Date following the Cut-off Date), and no action has been taken or failed to be taken by RFC that would materially adversely affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

                      (e) No Mortgage Loan was 30 or more days delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                      (f) Subject to clause (e) above as respects delinquencies, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                      (g) There is no delinquent tax or assessment lien against any Mortgaged Property;

                      (h) No Mortgagor has any right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, and except with respect to any buydown agreement for a Buydown Mortgage Loan;

                      (i) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy described under clause (aa) below;

                      (j) Each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto and RFC knows of nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

                      (k) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

                      (l) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, and there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

                      (m) With respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                      (n) The Mortgage Loans are conventional, fixed rate, fully-amortizing, first mortgage loans having terms to maturity of not more than 30 years from the date of origination or modification with monthly payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

                      (o) No Mortgage Loan provides for deferred interest or negative amortization;

                      (p) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                      (q) Each Assigned Contract relating to each Pledged Asset Loan is a valid, binding and legally enforceable obligation of the parties thereto, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                      (r) The Assignor is the holder of all of the right, title and interest as owner of each Pledged Asset Loan in and to each of the Assigned Contracts delivered and sold to the Company hereunder, and the assignment hereof by RFC validly transfers such right, title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                      (s) The full amount of the Pledged Amount with respect to such Pledged Asset Loan has been deposited with the custodian under the Credit Support Pledge Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

                      (t) RFC is a member of MERS, in good standing, and current in payment of all fees and assessments imposed by MERS, and has complied with all rules and procedures of MERS in connection with its assignment to the Trustee as assignee of the Depositor of the Mortgage relating to each Mortgage Loan that is registered with MERS, including, among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R) System;

                      (u) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

                      (v) With respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                      (w) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                      (x) Except with respect to approximately 2.39% of the Mortgage Loans, the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

                      (y)  To  the  best  of   RFC's   knowledge,   any   escrow
        arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

                      (z) Each Mortgage Loan was originated (1) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (2) by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended, or (3) by a mortgage broker or correspondent lender in a manner such that the Certificates would qualify as "mortgage related securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

                      (aa) All improvements which were considered in determining the Appraised Value of the Mortgaged Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged Properties, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

                      (bb) Each Mortgage Note and Mortgage constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                      (cc) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

                      (dd) None of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of such loan, are referred to as (1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

                      (ee) None of the Mortgage Loans secured by a property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003; and

                      (ff) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.7 Revised, Appendix E (attached hereto as Exhibit A)); provided that no representation and warranty is made in this clause (ff) with respect to 0.00% of the Mortgage Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of Kansas, and with respect to 0.00% of the Mortgage Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of West Virginia.

               RFC shall provide written notice to GMAC Mortgage, LLC of the sale of each Pledged Asset Loan to the Company hereunder and by the Company to the Trustee under the Pooling and Servicing Agreement, and shall maintain the Schedule of Additional Owner Mortgage Loans (as defined in the Credit Support Pledge Agreement), showing the Trustee as the Additional Owner of each such Pledged Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

               Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan which materially and adversely affects the interests of any holders of the Certificates or of the Company in such Mortgage Loan or upon the occurrence of a Repurchase Event (hereinafter defined), notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same, RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in
Section 2.04 of the Pooling and Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the representation and warranty set forth in clause (k) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

               5. With respect to each Mortgage Loan, a first lien repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date thereof, the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the Custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

               6. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

               IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.



                                               RESIDENTIAL FUNDING COMPANY, LLC


                                               By:        /s/Joseph Orning
                                                   Name:  Joseph Orning
                                                   Title: Associate



                                               RESIDENTIAL ACCREDIT LOANS, INC.


                                               By:        /s/Jeffrey Blaschko
                                                   Name:  Jeffrey Blaschko
                                                   Title: Vice President

                                    EXHIBIT A


                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                  FILE FORMAT FOR LEVELS(R) VERSION 5.7 REVISED

                                              REVISED October 20, 2006

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann. ss.ss. 23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                             ss.ss. 757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann. ss.ss. 5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003.  Other  provisions  of the Act
                             took effect on   June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat. ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Code ss.ss.   Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann. ss.ss.     High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann. ss.ss. 7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C. ss. 1639, 12
                             C.F.R. ss.ss. 226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815, ss.ss. 137/5 et seq.

                             Effective  January  1, 2004  (prior  to this  date,
                             regulations under Residential  Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
                             Indiana Home Loan Practices Act, Ind.
Indiana                      Code Ann. ss.ss. 24-9-1-1 et seq.            High Cost Home Loans

                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                             ss.ss. 16a-1-101 et seq.                 Consumer Loan (id. ss.
                                                                      16a-3-207)
and;
                                Sections 16a-1-301 and 16a-3-207
                                became effective April 14, 1999;
                                Section 16a-3-308a became effective
                                July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id. ss. 16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat. ss.ss. 360.100
                                et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A, ss.ss. 8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R. ss.ss.       High Cost Home Loan
                             32.00 et seq. and 209 C.M.R. ss.ss. 40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                             ss.ss. 598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                                Effective as of January 1, 2004;
                                Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                                Effective for applications made on or
                                after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat. ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                             ss.ss. 1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Rhode Island                 Rhode Island Home Loan Protection Act,   High Cost Home Loan
                             R.I. Gen. Laws ss.ss. 34-25.2-1 et seq.
                             Effective December 31, 2006
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann. ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Tennessee                    Tennessee Home Loan Protection Act,      High Cost Home Loan
                             Tenn. Code Ann. ss.ss.  45-20-101 et seq. Effective
                             January 1, 2007
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann. ss.ss. 31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------


STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                                Effective as of January 1, 2004;
                                Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat. ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann. ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
